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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 11, 2000




                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)

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
     0-23317                                                                            06-1411336
(Commission File No.)                                                             (IRS Employer Identification No.)

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                            708 QUINCE ORCHARD DRIVE
                          GAITHERSBURG, MARYLAND 20878
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (301) 987-1700




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)(1)  Former Independent Auditors.

         (i) Arthur Andersen LLP ("Andersen") was dismissed as the independent auditors for the Registrant on April 11, 2000.

         (ii) Andersen's reports on the financial statements of the Registrant for the fiscal years ended December 31, 1998 and 1999 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) The Audit Committee of the Registrant's Board of Directors and the full Board of Directors have approved the dismissal of Andersen.

         (iv) During the fiscal years ended December 31, 1998 and 1999 and the interim period ended April 11, 2000, other than as set forth below, there has been no disagreement between the Registrant and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Andersen would have caused them to make a reference to the subject matter of the disagreement in connection with Andersen's reports.

         On March 9, 2000, prior to the issuance of the Annual Report on Form 10-K for the fiscal year ended December 31, 1999, the Audit Committee of the Registrant met with representatives of Andersen to receive Andersen's report in connection with its audit of the 1999 financial statements of the Registrant. At that meeting, the representatives of Andersen reviewed the results of the audit and disclosed that Andersen would issue an unqualified report on the 1999 financial statements. The Andersen representatives also advised the Audit Committee at that meeting that there were no material weaknesses relating to the Company's internal control structure, no disagreements with management on any accounting or financial matters, and no material errors or irregularities.

         Subsequent to the Audit Committee meeting with Andersen, the Registrant's Board of Directors met and, on the recommendation of the Audit Committee and the Chief Financial Officer, determined that the Registrant should engage new independent auditors for the year 2000 and dismiss Andersen. The Registrant's decision to change auditors resulted from Registrant's disappointments with Andersen's level of service and cost and the recommendation of the Registrant's new Chief Financial Officer based on his experience since joining the Registrant in late 1999. While Andersen had responded to concerns expressed by the Registrant by changing the Registrant's engagement partner and by promising improved services, the Board, nevertheless, authorized management to engage alternative independent auditors who have greater biotechnology industry-specific expertise.

         Subsequent to Andersen's meeting with the Audit Committee to discuss its audit for the year ended December 31, 1999, and after the Board of Directors' decision to authorize management to engage new auditors, the Registrant negotiated and on March 27, 2000 entered into two agreements



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with NeuralStem Biopharmaceuticals, Ltd. Pursuant to one agreement, NeuralStem purchased a module of the Registrant's GeneExpress(TM) database. Under the second agreement, the Registrant will purchase human stem cells from NeuralStem's repository for gene expression analysis. The data resulting from this analysis will be provided to NeuralStem and will also be included by the Registrant in the GeneExpress database for license to customers in the pharmaceutical, biotechnology and other industries. The Registrant and NeuralStem have also conducted negotiations concerning an equity investment by the Registrant in NeuralStem, which they expect to conclude shortly.

         During the course of the negotiations with NeuralStem, the management of the Registrant consulted with the new engagement partner from Andersen and other representatives of Andersen over the appropriate accounting treatment for these transactions in fiscal 2000, including what portion, if any, should be accounted for in the first quarter of 2000. During the course of the consultations management proposed that the sale of the database module for $1.5 million be accounted for in the first quarter and, after further review, Andersen indicated its likely disagreement with this position. As of the date of this report, the NeuralStem agreements have not been reported on in filings with the Securities and Exchange Commission. The Registrant has not concluded how these transactions should be accounted for and intends to determine the appropriate accounting treatment for these transactions in consultation with the Registrant's new independent auditors.

         Upon receipt of Registrant's letter dismissing Andersen as its
independent auditors, Andersen informed the Registrant orally   that its
discussions to that point with Registrant concerning the appropriate accounting for the NeuralStem agreements had resulted in a reportable disagreement between the Registrant and Andersen. After being informed of the disagreement by Andersen, Registrant requested representatives of Andersen to meet with its Audit Committee to discuss the substance of the disagreement and such a meeting took place at Andersen's offices on April 13, 2000. The Registrant has authorized Andersen to respond fully to all inquiries by its new independent auditors.

         (v) During the fiscal years ended December 31, 1998 and 1999 and the interim period ended April 11, 2000, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

(a)(2)   New Independent Auditors.

         The Registrant has sought to engage Ernst & Young LLP as its independent auditors. Ernst & Young is in the process of completing its pre-engagement procedures and has not informed the Registrant whether it is willing to engage as the Registrant's independent auditors. The Registrant has not consulted with Ernst & Young regarding (i) the application of accounting principles or the type of audit opinion that might be rendered by Ernst & Young, or (ii) any other matter that was the subject of a disagreement between the Registrant and Andersen or a reportable event.



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(a)(3)  Letter from Former Independent Accountant.

         The Registrant has furnished Andersen with a copy of this report and has requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether Andersen agrees with the above statements. A copy of such letter will be filed as an Exhibit to this report when received.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)      EXHIBITS.

                 99.1     Letter from Andersen (to be filed by amendment)



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    GENE LOGIC INC.

Dated:  April 18, 2000                              By:/s/ Philip L. Rohrer, Jr.
                                                       ------------------------
                                                       Philip L. Rohrer, Jr.
                                                       Chief Financial Officer